KRANESHARES TRUST

KraneShares Bosera MSCI China A 50 Connect Index ETF,
a series of KraneShares Trust (the “Fund”)

Supplement dated February 20, 2026

to the currently effective Prospectus and Statement of Additional Information,
as supplemented, for the Fund

This supplement provides new and additional information beyond that contained in each currently effective Prospectus and the Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

Krane Funds Advisors, LLC (“Krane” or the “Adviser”), the investment adviser to the Fund, recently entered into an agreement whereby its officers and employees, among others, through KFA Two Holdings, LLC, will acquire a majority interest in the Adviser from China International Capital Corporation (USA) Holdings Inc., a wholly-owned, indirect subsidiary of China International Capital Corporation Limited (the “Transaction”). Pursuant to the requirements of the Investment Company Act of 1940, as amended (“1940 Act”), the closing of the Transaction will automatically terminate the current investment advisory agreement (“Current IAA”) between Krane and the Trust, on behalf of the Fund, and the investment sub-advisory agreement (“Current Sub-IAA”) between Krane and Bosera Asset Management (International) Co., Ltd. (the “Sub-adviser”).

In anticipation of the closing of the Transaction and to provide for a continuous investment program to the Fund, the Board of Trustees (“Board”) met at an in-person meeting on February 20, 2026 to review and consider a new investment advisory agreement between Krane and the Trust, on behalf of the Fund (“New IAA”) and a new investment sub-advisory agreement between Krane and Sub-adviser (“New Sub-IAA”). At that meeting, the Board, including a majority of the members who are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”), unanimously approved a New IAA for the Fund and the New Sub-IAA. The terms of the New IAA and the New Sub-IAA are identical to the terms of the Current IAA and the Sub-IAA, respectively, except as to their effective and termination dates.

The Board approved the new Sub-IAA for the Fund, subject to shareholder approval of the Fund’s reliance on a manager-of-managers exemptive order. Under such order, Krane is permitted, subject to the approval of the Board, to appoint, terminate or replace a wholly-owned or unaffiliated sub-adviser for the Fund without the need for shareholder approval. Accordingly, shareholders of the Fund will be asked to approve the New IAA and the Fund’s reliance on the manager-of-managers exemptive order at a special meeting of the Fund’s shareholders (“Shareholder Meeting”). In connection with the Shareholder Meeting, shareholders will receive a proxy statement that describes in greater detail the terms of the New IAA and the manager-of-managers exemptive order.

In order to seek to ensure the continuity of management of the Fund in the event that the requisite vote is not obtained by the time the Transaction closes, the Board, including a majority of the Independent Trustees, unanimously approved an interim investment advisory agreement (“Interim IAA”) between Krane and the Trust, on behalf of the Fund, pursuant to Rule 15a-4(b)(2) under the 1940 Act, and an interim sub-advisory agreement (“Interim Sub-IAA”) between Krane and the Sub-adviser, pursuant to Rule 15a-4(b)(1), to become effective upon the closing of the Transaction. The terms of the Interim IAA and the Interim Sub-IAA are identical to the terms of the Current IAA and the Current Sub-IAA, respectively, except as required by law and the effective date. The Interim IAA and Interim Sub-IAA may remain in effect for up to 150 days after the closing of the Transaction, which will allow the Fund to continue soliciting shareholders to approve the New IAA and/or the Fund’s reliance on the manager-of-manager’s order.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.